UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 22, 2011

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)

400 S. Record Street
Dallas, Texas (Address of principal executive offices)	75202 (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 22, 2011, the Board of Directors of Belo Corp. approved an amendment to Article III, Section 2 of the Company’s Bylaws (as amended and restated March 9, 2009) to increase to 12 the maximum number of directors of the corporation. A copy of the amendment is filed herewith as Exhibit 3.1.
9.01. Financial Statements and Exhibits
(d) Exhibits.
     3.1 Amendment No. 2 to Amended and Restated Bylaws of Belo Corp.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2011	BELO CORP.
	By:	/s/Russell F. Coleman
Russell F. Coleman
Senior Vice President/General Counsel

EXHIBIT INDEX

3.1	Amendment No. 2 to Amended and Restated Bylaws of Belo Corp.